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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): September 3, 2009

                             PVF Capital Corp.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                         0-24948                34-1659805
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(State or Other Jurisdiction     Commission File Number     (I.R.S. Employer
    of Incorporation)                                      Identification No.)

                      30000 Aurora Road, Solon, Ohio 44139
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
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         On September 3, 2009, PVF Capital Corp. (the "Company") entered into a
Joint Cancellation Direction and Release (the "Release") by and among the Company, PVF Capital Trust I (the "Trust") and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank) ("BNYM") providing for the cancellation of the Capital Securities (as defined below), the common securities issued by the Trust (the "Trust Common Securities") and the Subordinated Debentures (as defined below).

         The Release was executed in connection with the settlement of the Company's exchange transaction with Alesco Preferred Funding IV, Ltd. (the "Alesco CDO") pursuant to the Exchange Agreement, dated September 1, 2009, by and between the Company and the Alesco CDO (the "Exchange Agreement"). The Alesco CDO was the holder of $10.0 million principal amount trust preferred securities issued by the Trust. Pursuant to the Exchange Agreement, on September 3, 2009, Alesco CDO exchanged its $10.0 million of trust preferred securities for consideration paid by the Company. In June 2004, the Company formed the Trust as a special purpose entity for the sole purpose of issuing $10.0 million of variable-rate trust preferred securities (the "Capital Securities"). The Company issued subordinated deferrable interest debentures in the original principal amount of $10,310,000 (the "Subordinated Debentures") to the Trust in exchange for the proceeds of the offering of the trust preferred securities.

         Pursuant to the terms of the Release, the cancellation of the Capital Securities, the Common Securities and the Subordinated Debentures effectively terminates the obligations of the parties arising under the Junior Subordinated Indenture, dated June 29, 2004, by and between the Company and BNYM and the Amended and Restated Trust Agreement, dated as of July 23, 2004, by and among the Company, BNYM and BNY Mellon Trust of Delaware.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS
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         (b) and (c) On September 10, 2009, the Company received the Office of
Thrift Supervision's ("OTS") non-objection to the appointment of Robert J. King, Jr. as President and Chief Executive Officer of the Company and Park View Federal Savings Bank (the "Bank"). Accordingly, Mr. King's appointment as President and Chief Executive Officer became effective on September 10, 2009, and Mr. Marty E. Adams, who has been serving as the Interim Chief Executive Officer of the Company and the Bank ceased acting in that capacity as of such date. Additional information with respect to Mr. King, including an employment agreement with Mr. King, was previously described in Item 5.02(c) of the Company's Current Report on Form 8-K filed with the Commission on July 31, 2009, which information hereby is incorporated by reference. The OTS non-objection received on September 10, 2009 did not encompass Mr. King's employment agreement, the review of which is still pending with the OTS.


ITEM 8.01.    OTHER EVENTS
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         The Company's wholly owned subsidiary, Park View Federal Savings Bank, was directed by its regulator, the OTS, to raise its Tier 1 core capital and total risk-based capital ratios to 8% and 12%, respectively, by December 31, 2009.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PVF CAPITAL CORP.



Date: September 10, 2009                 By: /s/ Jeffrey N. Male
                                             ----------------------------------
                                             Jeffrey N. Male
                                             Vice President and Secretary
                                             Duly Authorized Representative)